 AZZAD®

AZZAD FUNDS

Supplement to Prospectus and
Statement of Additional Information
Dated November 01, 2004

At a meeting held on February 13, 2005, the board of directors adopted the following resolutions:

1.

Change the Azzad Funds to no load funds thereby eliminating the 5% front load sales charge. (Azzad Ethical Income Fund and Azzad Ethical Mid Cap Fund) effective February 14, 2005.

2.

Terminate audit & tax preparations agreements with Tait Weller and approve new audit & tax preparation agreements with Sanville and Company effective immediately.

The change will not affect the status of your account or your investment in the Azzad Ethical Income Fund or Azzad Ethical Mid Cap Fund.

THERE IS NO ACTION REQUIRED ON YOUR PART.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

/s/ Bashar Qasem

_____________________

Bashar Qasem, Chairman

Azzad Asset Management, Inc. 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042-4517 USA

Phone: 703-207-7005  Fax: 703-207-7009 E-mail: azzad@azzadfund.com   www.azzadfund.com